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                                                                  EXHIBIT 10.18


                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

            STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE -- NET
                (Do not use this form for Multi-Tenant Property)


1.      BASIC PROVISIONS ("BASIC PROVISIONS")

        1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, November 15, 1997, is made BY AND BETWEEN PATRICIAN ASSOCIATES, INC., A CALIFORNIA CORPORATION, KOLL YORBA LINDA ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP AND DK NORTHWEST HOLDINGS, L.P., A CALIFORNIA LIMITED PARTNERSHIP, OPERATING PURSUANT TO A JOINT DEVELOPMENT AGREEMENT DOING BUSINESS AS KBC SAVI ("LESSOR") AND STERI-OSS, INC., A CALIFORNIA CORPORATION AND WHOLLY OWNED SUBSIDIARY OF S-O ACQUISITION CORPORATION ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

        1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 22895 Eastpark Drive, Yorba Linda, CA 92887, located in the County of Orange, State of California, and generally described as (describe briefly the nature of the property) Single story building consisting of 34,972 square feet which is a part of the Kill Savi Business Center multi building project. ("PREMISES"). (See Paragraph 2 for further provisions.)

        1.3 TERM: -5- years and -0- months ("ORIGINAL TERM") commencing January 1, 1998 ("COMMENCEMENT DATE") and ending December 31, 2003 ("EXPIRATION DATE"). (See Paragraph 3 for further provisions.)

        1.4 EARLY POSSESSION: Not applicable ("Early Possession Date"). (See Paragraphs 3.2 and 3.3 for further provisions.)

        1.5 BASE RENT: $21,070.00 per month ("BASE RENT"), payable on the 1st day of each month commencing April 1, 1998 (January, February & March 1998 Base Rent is abated). CPI increase annually beginning January 1, 1999 not to exceed 4.5%/yr. See Addendum (See Paragraph 4 for further provisions.)

[X]    If this box is checked, there are provisions in this Lease for the Base
Rent to be adjusted.

        1.6 BASE RENT PAID UPON EXECUTION: $21,070.00

        1.7 SECURITY DEPOSIT: $23,177.00 ("SECURITY DEPOSIT"). (See Paragraph 5 for further provisions.)

        1.8 PERMITTED USE: general office, assembly, warehouse & light mfg as permitted by applicable government agency laws and regulations (See Paragraph 6 for further provisions.)


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        1.9 INSURING PARTY: Lessor is the "INSURING PARTY" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

        1.10 REAL ESTATE BROKERS: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

               Charles Dunn Real Estate Services, Inc. represents

[X] Lessor exclusively ("LESSOR'S BROKER"); [ ] both Lessor and Lessee, and
T. Rex Thomas represents

[X] Lessee exclusively ("LESSEE'S BROKER"); [ ] both Lessee and Lessor. (See Paragraph 15 for further provisions.)

        1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by Not applicable ("GUARANTOR"). (See Paragraph 37 for further provisions.)

        1.12 ADDENDA. Attached hereto is an Addendum or Addenda consisting of Paragraphs 1 through 49 through 58 and Exhibits A-C all of which constitute a part of this Lease.

2.      PREMISES.

        2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

        2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating, and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice form Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty
(30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

        2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except


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as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

        2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

        2.5 LESSEE PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

3.      TERM.

        3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

        3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

                                                                    Initials /s/
                                                                             ---
                                                                             ---

        3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee as agreed herein by the Early Possession Date, if one is specified in Paragraph 1.4, or, if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60)


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days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.      RENT.

        4.1 BASE RENT. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor sufficient to maintain the same ratio between the Security Deposit and the Base Rent as those amounts are specified in the Basic Provisions. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.



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6.      USE.

        6.1 USE. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties.

        6.2 HAZARDOUS SUBSTANCES.  SEE ADDENDUM

7.      MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND
        ALTERATIONS.

        7.1 LESSEE'S OBLIGATIONS.

               (a) Subject to the provisions of Paragraphs 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc.) 7.2 (Lessor's obligations to repair), 9 (damage and destruction), and 14 (condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs
                                                                   Initials
                                                                           ----
                                                                           ----

as a result of Lessee's use, and prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of, the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. If Lessee occupies the Premises for seven (7) years or more, Lessor may require


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Lessee to repaint the exterior of the buildings on the Premises as reasonably required, but not more frequently than once every seven (7) years.

            (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance. SEE ADDENDUM

        7.2 LESSOR'S OBLIGATIONS. Except for the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises), 2.3 (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of, any needed repairs.

        7.3 UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

            (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed $50,000.

            (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtute of


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Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $25,000 or more.

            (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

        7.4 OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

            (a) OWNERSHIP. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations. and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

            (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.



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               (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "ORDINARY WEAR AND TEAR" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.      INSURANCE; INDEMNITY.

        8.1 PAYMENT FOR INSURANCE. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $1,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice for any amount due.

        8.2 LIABILITY INSURANCE.

            (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

            (b) CARRIED BY LESSOR. In the event Lessor is the Insuring Party, Lessor shall also maintain liability insurance described in Paragraph 8.2(a), above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.



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        8.3    PROPERTY INSURANCE -- BUILDING, IMPROVEMENTS AND RENTAL VALUE.

            (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDER(S)"), insuring loss

                                                                    Initials /s/
                                                                            ----

or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).

            (b) RENTAL VALUE. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one
(1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

            (c) ADJACENT PREMISES. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the


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Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

            (d) TENANT'S IMPROVEMENTS. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations.

        8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

        8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

        8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor ("WAIVING PARTY") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

        8.7 INDEMNITY. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

        8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.      DAMAGES OR DESTRUCTION.

        9.1 DEFINITIONS.

            (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

            (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

            (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

            (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

            (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance AS DEFINED IN 50 OF THE LEASE ADDENDUM.

        9.2 PARTIAL DAMAGE -- INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefore. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

        9.3 PARTIAL DAMAGE -- UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event

Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

        9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

        9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("EXERCISE PERIOD"), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, the Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

        9.6 ABATEMENT OF RENT; LESSEE'S REMEDIES.

            (a) In the event of damage described in Paragraph 9.2 (Partial Damage-Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

            (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, given written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

        9.7 HAZARDOUS SUBSTANCE CONDITIONS.* If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, *SEE ADDENDUM

        9.8 TERMINATION -- ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

        9.9 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.     REAL PROPERTY TAXES.

        10.1 (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the terms of this Lease. Subject to

Paragraph 10.1(b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

            (b) ADVANCE PAYMENT. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Real Property Taxes to be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, subject to proration as provided in Paragraph 10.1(a), at the option of Lessor, be treated as an additional Security Deposit under Paragraph 5.

        10.2 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

        10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

        10.4 PERSONAL PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

12. ASSIGNMENT AND SUBLETTING.

        12.1   LESSOR'S CONSENT REQUIREMENT.

               (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

               (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of 51% or more of the voting control of Lessee shall constitute a change in control for this purpose. (Para. 12.1(b) becomes effective 6/1/98)

               (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than 51% of such Net Worth of Lessee as it was represented to Lessor at the time of the execution by Lessor of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "NET WORTH OF LESSEE" for purposes of this Lease shall be the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles consistently applied.

               (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a noncurable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty
(30) days written notice ("Lessor's Notice"), increase the monthly Base Rent to fair market rental value or one hundred ten percent (110%) of the Base Rent then in effect, whichever is greater. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and market value adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition), or one hundred ten percent (110%) of the price previously in effect, whichever is greater, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new market rental bears to the Base Rent in effect immediately prior to the market value adjustment.

        12.2   TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

               (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

               (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease. (Para 12.2(b) becomes effective 6/1/98)

               (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

               (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

               (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 or ten percent (10%) of the current monthly Base Rent, whichever is greater, as reasonable consideration by Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

               (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

               (g) The occurrence of a transaction described in Paragraph 12.1(c) shall give Lessor the right (but not the obligation to require) that the Security Deposit be increased to an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the amount required to establish such Security Deposit a condition to Lessor's consent to such transaction. (Para 12.2(g) becomes effective 6/1/98)

        12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

               (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premise heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

               (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

               (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

               (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

               (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.     DEFAULT; BREACH; REMEDIES.

        13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said Default. A "DEFAULT" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:


               (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

               (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of seven
(7) business days following written notice thereof by or on behalf of Lessor to Lessee.

               (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with applicable law per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30,
(vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

               (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

               (e) The occurrence of any of the following events: (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S.C Section101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

               (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

               (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor; (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation of an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

        13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

               (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

               (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

               (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

               (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

        13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph shall not be deemed a waiver by Lessor of the provisions of this Paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

        13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 of any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

        13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "CONDEMNATION"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.     BROKER'S FEE.

        15.1 The Brokers named in Paragraph 1.10 are the procuring causes of this Lease.

        15.2 Upon execution of this Lease by both Parties, Lessor shall pay to said Brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Brokers (or in the event there is no separate written agreement between Lessor and said Brokers, the sum of $___PER AGREEMENT___) for brokerage services rendered by said Brokers to Lessor in this transaction.

        15.3 Unless Lessor and Brokers have otherwise agreed in writing, Lessor further agrees that: (a) if Lessee exercises any Option (as defined in Paragraph 39.1) or any Option subsequently granted which is substantially similar to an Option granted to Lessee in this Lease, or (b) if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of the term of this Lease after having failed to exercise an Option, or (d) if said Brokers are the procuring cause of any other lease or sale entered into between the Parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or
(e) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then as to any of said transactions, Lessor shall pay said Brokers a fee in accordance with the schedule of said Brokers in effect at the time of the execution of this Lease.

        15.4 Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Each Broker shall be a third party beneficiary of the provisions of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

        15.5 Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

        15.6 Lessor and Lessee hereby consent to and approve all agency relationships, including any dual agencies, indicated in Paragraph 1.10.

16.     TENANCY STATEMENT.

        16.1 Each Party (as "RESPONDING PARTY") shall within ten (10) business days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

        16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinafter defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23. NOTICES.

        23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

        23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

        30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

        30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reasons of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

        30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "NON-DISTURBANCE AGREEMENT") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

        30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEY'S FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. They attorney's fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise with 24 hours notice for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof and the right to install, and all revenues from the installation of, such advertising signs on the Premises, including the roof, as do not unreasonably interfere with the conduct of Lessee's business.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS.

        (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

        (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37. GUARANTOR.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39. OPTIONS.

        39.1 DEFINITION. As used in this Paragraph 39 the word "OPTION" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

        39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

        39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

        39.4 EFFECT OF DEFAULT ON OPTIONS.

             (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph
13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of Default under Paragraph 13.1, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

            (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reasons of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

            (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three or more notices of Default under Paragraph 13.1 during any twelve month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. MULTIPLE BUILDINGS. If the Premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

        IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

Executed at ___________________________      Executed at _______________________
on ____________________________________      on ________________________________
by LESSOR:                                   by LESSEE:


PATRICIAN ASSOCIATES, INC., a California     STERI-OSS INC., a California
corporation, KOLL YORBA LINDA ASSOCIATES,    corporation a wholly owned
a California general partnership and DK      subsidiary of S-O Acquisition
NORTHWEST HOLDINGS, L.P., a California       Corporation
limited partnership, operating pursuant
to a Joint Development Agreement doing
business as KBC Savi


By ____________________________________      By ________________________________
Name Printed:__________________________      Name Printed:______________________
Title:_________________________________      Title:_____________________________
Address:_______________________________      Address:___________________________
_______________________________________      ___________________________________
Tel. No. (___)______ Fax No. (___)_____      Tel. No.(___)_____ Fax No.(___)____

NET

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: American Industrial Real Estate Association, 345 South Figueroa Street, Suite M-1, Los Angeles, CA 90071. (213) 687-6777. Fax No. (213) 687-8616.

                                ADDENDUM TO LEASE



The addendum is attached to and made a part of that certain Lease (the "Lease") of even date herewith between PATRICIAN ASSOCIATES, INC., a California corporation, KOLL YORBA LINDA ASSOCIATES, a California general partnership and DK NORTHWEST HOLDINGS, L.P., a California limited partnership, operating pursuant to a Joint Development Agreement doing business as KBC Savi, hereinafter called "Lessor" and STERI-OSS INC., a California corporation, hereinafter called "Lessee", relating to premises located at 22895 Eastpark Drive, Yorba Linda, California. This Addendum shall supplement and amend the Lease, and the provisions set forth below shall supersede any inconsistent provisions set forth in the Lease. Except as may otherwise be specifically provided below, any terms used below which are defined in the Lease shall have their respective meanings set forth in the Lease.

                           ADDITIONAL LEASE PROVISIONS



SECTION 49 - BASE RENT

The Base Rent schedule shall be as follows:

                                               Per SF/Mo             Monthly
                                               ---------             -------
       January - March, 1998                   Base Rent Abated
       April 1, 1998 - December 31, 1998       $.6025              $21,070.00
       January 1, 1999                         CPI increase not to exceed 4.5%
       January 1, 2000                         CPI increase not to exceed 4.5%
       January 1, 2001                         CPI increase not to exceed 4.5%
       January 1, 2002                         CPI increase not to exceed 4.5%
       January 1, 2003                         CPI increase not to exceed 4.5%


Base Rent shall be adjusted upward but not downward ("Adjustment Date") beginning on the first day of January, 1999 of the lease term. The adjustment shall be not greater than 4.5% per year calculated by referring to the Consumer Price index - LA-Anaheim-Riverside - All Urban Consumers - All items ("CPI") as published by the United States Department of Labor, Bureau of Labor Statistics. The Base Index shall be the CPI for the calendar month which is three month prior to the Commencement Date which is October 1998. The Base Index shall be compared by the CPI (the "Comparison Index") for the calendar month which is three months prior to the month of the Adjustment Date of each Lease year of the Lease. If the Comparison Index is higher than the Base Index, then the Base Rent payable by Lessee hereunder shall be increased by the identical percentage of the Comparison Index over Base Period Index.

SECTION 50: HAZARDOUS MATERIALS

        (a) As used in this Lease, the following words or phrases shall have the following meanings:

        (i) "AGENTS" means Lessee's partners, officers, directors, shareholders, employees, agents, contractors and any other third parties entering upon the Project at the request or invitation of Lessee.

        (ii) "CLAIMS" means claims, liabilities, losses, actions, environmental suits, causes of action, legal or administrative proceedings, damages, fines, penalties, loss of rents, liens, judgments, costs and expenses (including, without limitation, attorneys' fees and costs of defense, and consultants', engineers' and other professionals' fees and costs).

        (iii) "HAZARDOUS" means (A) hazardous; (B) toxic; (C) reactive; (D) corrosive; (E) ignitable; (F) carcinogenic; (G) reproductive toxic; (H) any other attribute of a Substance now or in the future referred to in, or regulated by, any Hazardous Materials Laws; and (I) potentially injurious to health, safety or welfare, the environment, the Premises, the Building or the Project.

        (iv) "HAZARDOUS MATERIALS" means any (A) Substance which is Hazardous, regardless of whether that Substance is Hazardous by itself or in combination with any other Substance; (B) Substance which is regulated by any Hazardous Materials Laws; (C) asbestos and asbestos- containing materials; (D) urea formaldehyde; (E) radioactive substance; (F) flammable explosives; (G) petroleum, including crude oil or any fraction thereof; (H) polychlorinated biphenyls; and (I) "hazardous substances," "hazardous materials" or "hazardous wastes" under any Hazardous Materials Laws.

        (v) "HAZARDOUS MATERIALS LAWS" means: (A) any existing or future federal, state or local law, ordinance, regulation or code which protects health, safety or welfare, or the environment; (B) any existing or future administrative or legal decision interpreting any such law, ordinance, regulation or code; and (C) any common law theory which may result in Claims against Lessor, the Premises, the Building or the Project.

        (vi) "PERMITS" means any permit, authorization, license or approval required by any applicable governmental agency.

        (vii) "PROJECT" for purposes of this Paragraph 50 only, shall mean the Project, the air about the Project and the soil, surface water and ground water under the surface of the Project.

        (viii) "SUBSTANCE" means any substance, material, product, chemical, waste, contaminant or pollutant.

        (ix) "USE" means use, generate, manufacture, produce, store, release or discharge.

        (b)(i) Without limiting the generality of this Lease, and except as provided in Paragraphs 50(b)(ii) and 50(b)(iii), Lessee covenants and agrees that Lessee and its Agents shall not bring into, maintain upon, engage in any activity involving the Use of, or Use in or about the Project, or transport to or from the Project, any Hazardous Materials. Notwithstanding the provisions of Paragraphs 50(b)(ii) or 50(b)(iii), in no event shall Lessee or its Agents release or dispose of any Hazardous Materials in, on, under or about the Project.

        (i) Notwithstanding the provisions of Paragraph 50(b)(i), if Lessee or its Agents proposes to Use any Hazardous Materials, or to install or operate any equipment which will or may Use Hazardous Materials ("EQUIPMENT"), then Lessee shall first obtain Lessor's prior written consent, which consent may be given or withheld by Lessor in its subjective, good faith judgment, within thirty (30) days of Lessor's receipt of the last of documents or information requested by Lessor as set forth in this Paragraph. Lessee's failure to receive Lessor's consent within such thirty (30) day period shall be conclusively deemed Lessor's withholding of consent. Lessee's request for Lessor's consent shall include the following documents or information: (A) a Hazardous Materials list pursuant to Paragraph 50(c) regarding the Hazardous Materials Lessee proposes to Use or Equipment Lessee proposes to install and operate; (B) reasonably satisfactory evidence that Lessee has obtained all necessary Permits to Use those Hazardous Materials or to install and operate the proposed Equipment; (C) reasonably satisfactory evidence that Lessee's Use of the Hazardous Materials or installation and operation of the Equipment shall comply with all applicable Hazardous Materials Laws, Lessee's permitted use under this Lease and all restrictive covenants encumbering the Project; (D) reasonably satisfactory evidence of Lessee's financial capability and responsibility for potential Claims associated with the Use of the Hazardous Materials or installation and operation of the Equipment; and (E) such other documents or information as Lessor may reasonably request. Lessor may, at its option, condition its consent upon any terms that Lessor, in its subjective, good faith judgment, deems necessary to protect itself, the public and the Project against potential problems, Claims arising out of Lessee's Use of Hazardous Materials or installation and operation of Equipment including, without limitation, (i) changes in the insurance provisions of the Lease, (ii) installation of equipment, fixtures or personal property or alteration of the Premises (all at Lessee's sole cost) to minimize the likelihood of a violation of Hazardous Materials Laws as a result of Lessee's Use of the Hazardous Materials or installation and operation of Equipment; or (iii) increasing the amount of the security deposit. Neither Lessor's consent nor Lessee's obtaining any Permits shall relieve Lessee of any of its obligations pursuant to this Paragraph 50. Lessor's granting of consent to one request to Use Hazardous Materials or install and operate Equipment shall not be deemed Lessor's consent to any other such request. If Lessor grants its consent to Lessee's request, no sublessee, assignee or successor of Lessee shall have the right to Use those Hazardous Materials or install or operate that Equipment without again complying with the provisions of this Paragraph 50(b)(ii).

        (ii) Notwithstanding the provisions of Paragraphs 50(b)(i) and 50(b)(ii), Lessee may Use any Substance typically found or used in applications of the type permitted by this Lease so long as: (A) any such Substance is typically found only in such quantity as is reasonably necessary for Lessee's permitted use under Paragraph 1.8 of this Lease; (B) any such Substance and all equipment necessary in connection with the Substance are Used strictly in accordance with the manufacturers' instructions therefor; (C) no such Substance is released or disposed of in or about the Project; (D) any such Substance and all equipment necessary in connection with the Substance are removed from the Project and transported for Use or disposal by Lessee in compliance with any applicable Hazardous Materials Laws upon the expiration or earlier termination of this Lease; and (E) Lessee and its Agents comply with all applicable Hazardous Materials Laws. Lessee's obligations to indemnify and hold Lessor harmless shall not extend to those Hazardous Materials which did not originate on the Premises or the Property during the term of the Lessee's occupancy thereof

        (iii) Lessee shall not use or install in or about the Premises any asbestos or asbestos- containing materials.

        (c) Lessee shall deliver to Lessor, within thirty (30) days after Lessee's receipt of Lessor's written request, a written list identifying any Hazardous Materials that Lessee or its Agents then Uses or has Used within the last twelve (12) month period in the Project. Each such list shall state: (i) the use or purpose of each such Hazardous Material; (ii) the approximate quantity of each such Hazardous Material Used by Lessee; (iii) such other information as Lessor may reasonably require; and (iv) Lessee's written certification that neither Lessee nor its Agents have released, discharged or disposed of any Hazardous Materials in or about the Project, or transported any Hazardous Materials to or from the Project, in violation of any applicable Hazardous Materials Laws. Lessor shall not request Lessee to deliver a Hazardous Materials list more often than once during each twelve (12) month period, unless Lessor reasonably believes that Lessee or its Agents have violated the provisions of this Paragraph 50 (in which case (A) Lessor may request such lists as often as Lessor determines is necessary until such violation is cured, and
(B) Lessee shall provide such lists within ten (10) days of each of Lessor's requests, or if an emergency exists, such lists shall be immediately provided).

        (d) Lessee shall furnish to Lessor copies of all notices, claims, reports, complaints, warnings, asserted violations, documents or other communications received or delivered by Lessee, as soon as possible and in any event within five (5) days of such receipt or delivery, with respect to any actual or alleged Use, disposal or transportation of Hazardous Materials in or about the Premises, the Building or the Project. Whether or not Lessee receives any such notice, claim, report, complaint, warning, asserted violation, document or communication, Lessee shall immediately notify Lessor, orally and in writing, if Lessee or any of its Agents knows or has reasonable cause to believe that any Hazardous Materials, or a condition involving or resulting from the same, is present, in Use, has been disposed of, or transported to or from the Premises, the Building or the Project other than as previously consented to by Lessor in strict accordance with Paragraph 50(b).

        (e) Lessee acknowledges that it, and not Lessor, is in possession and control of the Premises for purposes of all reporting requirements under any Hazardous Materials Laws. If Lessee or its Agents violate any provision of this Paragraph 50, then Lessee shall immediately notify Lessor in writing and shall be obligated, at Lessee's sole cost, to abate, remediate, clean-up or remove from the Project, and dispose of, all in compliance with all applicable Hazardous Materials Laws, all Hazardous Materials Used by Lessee or its Agents. Such work shall include, but not be limited to, all testing and investigation required by Lessor, Lessor's lender or ground lessor, if any, and any governmental authorities having jurisdiction, and preparation and implementation of any remedial action plan required by any governmental authorities having jurisdiction. All such work shall, in each instance, be conducted to the satisfaction of Lessor and all governmental authorities having jurisdiction. If at any time Lessor determines that Lessee is not complying with the provisions of this Paragraph 50(e), then Lessor may, without prejudicing, limiting, releasing or waiving Lessor's rights under this Paragraph 50, separately undertake such work, and Lessee shall reimburse all costs incurred by Lessor upon demand.

        (f) Lessor's right of entry pursuant to Paragraph 32 shall include the right to enter and inspect the Premises, and the right to inspect Lessee's books and records, to verify Lessee's compliance with, or violations of, the provisions of this Paragraph 50. Furthermore, Lessor may conduct such investigations and tests as Lessor or Lessor's lender or ground lessor may require. If Lessor determines that Lessee has violated the provisions of this Paragraph 50, or if any applicable governmental agency requires any such inspection, investigation or testing, then Lessee, in addition to its other obligations set forth in this Paragraph 50, shall immediately reimburse Lessor for all costs incurred therewith.

        (g)(i) Lessee shall indemnify, protect, defend (with legal counsel acceptable to Lessor in its subjective, good faith judgment) and hold harmless Lessor, its partners and its and their respective successors, assigns, partners, directors, officers, shareholders, employees, agents, lenders, ground lessors and attorneys, and the Project, from and against any and all Claims incurred by such indemnified persons, or any of them, in connection with, or as the result of: (A) the presence, Use or disposal of any Hazardous Materials into or about the Project, or the transportation of any Hazardous Materials to or from the Project, by Lessee or its Agents; (B) any injury to or death of persons or damage to or destruction of property resulting from the presence, Use or disposal of any Hazardous Materials Laws; and (D) any failure of Lessee or its Agents to observe the provisions of this Paragraph 50. Payment shall not be a condition precedent to enforcement of the foregoing indemnification provision. Lessee's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary testing, investigation, studies, reports, repair, clean-up, detoxification or decontamination of the Project, and the preparation and implementation of any closure, removal, remedial action or other required plans in connection therewith, and shall survive the expiration or earlier termination of the term of this Lease. For purposes of these indemnity provisions, any acts or omissions of Lessee, its assignees, sublessees, Agents or others acting for or on behalf of Lessee (regardless of whether they are negligent, intentional, willful, or unlawful) shall be strictly attributable to Lessee.

        (i) If at any time after the initiation of any suit, action, investigation or other proceeding which could create a right of indemnification under Paragraph 50(g)(i) Lessor determines that Lessee is not complying with the provisions of Paragraph 50(g)(i), then Lessor may, without prejudicing, limiting, releasing or waiving the right of indemnification provided herein, separately defend or retain separate counsel to represent and control the defense as to Lessor's interest in such suit, action, investigation or other proceeding. Lessee shall pay all costs of Lessor's separate defense or counsel upon demand.

        (ii) Lessee waives, releases and discharges Lessor, its partners and its and their respective officers, directors, shareholders, partners, employees, agents, representatives, attorneys, lenders, ground lessors, attorneys, successors and assigns from any and all Claims of whatever kind, known or unknown, including any action under the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), as amended ("CERCLA") and the provisions of California Health & Safety Code Section 25100 et seq., as amended, which Lessee has or may have, based upon the Use, migration, disposal of or transportation to or from the Premises or the Project of any Hazardous Materials (unless caused by Lessor's gross negligence or willful misconduct) or the environmental condition of the Premises or the Project (including without limitation all facilities, improvements, structures and equipment thereon and soil and groundwater thereunder). Lessee agrees, represents and warrants that the matters released herein are not limited to matters which are known, disclosed or foreseeable, and Lessee waives any and all rights and benefits which it now has, or may have, conferred upon Lessee by virtue of the provisions of Section 1542 of the California Civil Code, which provides:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Lessee agrees, represents and warrants that it is familiar with, has read, understands, and has consulted legal counsel of its choosing with respect to California Civil Code Section 1542 and Lessee realizes and acknowledges that factual matters now unknown to it may have given, or may hereinafter give, rise to Claims which are presently unknown, unanticipated and unsuspected.

        (h) Upon any violation of the provisions of this Paragraph 50, Lessor shall be entitled to exercise any or all remedies available to a Lessor against a defaulting Lessee including, but not limited to, those set forth in Paragraph 13.

        (i) By its signature of this Lease, Lessee confirms that: (i) Lessor has not made any representation or warranty regarding the environmental condition of the Premises, the Building or the Project; and (ii) Lessee has conducted its own examination of the Premises, the Building and the Project with respect to Hazardous Materials and accepts the same "AS IS" and with no Hazardous Materials present thereon.

        (j) No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Paragraph 50 unless specifically agreed to by Lessor in writing at the time of such agreement.

        (k) Lessee's covenants and obligations under this Paragraph 50 shall also apply to any assignee or sublessee of Lessee, and to any such assignee's or sublessee's partners, officers, directors, shareholders, employees, agents, contractors and any other third parties entering upon the Project at the request or invitation of such assignee or sublessee.

SECTION 51:  LESSEE IMPROVEMENTS

        (a) Lessor will provide a Lessee Improvement Allowance of $90,170.00 ("Allowance"). Such Allowance shall be used for Premises interior carpeting and painting and exterior painting. If Lessee desires to utilize the Allowance for any other Premises, Building or site improvements, then lessee must first obtain Lessors written consent. Building improvements shall be defined as those types of improvements that, if made, will stay with the building and will not be removed from the building by Lessee upon vacation and specifically excludes furniture or fixtures. All other related costs such as architectural fees and expenses, engineering fees, construction management fees, general contractor costs and fees and any and all governmental fees and costs shall be included within the Allowance. The Lessor shall contract with and pay directly, all contractors for all work up the amount of the Allowance. Lessee and Lessor agree to utilize only Qualified Contractors. Lessee may submit one Qualified Contractor for each project (i.e. interior painting, carpet, exterior painting) in addition to Lessor's contractor(s). Lessor shall select the lowest Qualified Contractor. Lessor shall manage the construction process and consult with the Lessee throughout said process, "Qualified Contractor", for the purposes of this Lease, shall mean a contractor(s) that meet minimum lease insurance requirements for general liability and workers compensation, hold a valid California contractors license, have at least 5 years experience performing similar work, and, if required, the contractor will sign the Lessors modified AIA Contract.

SECTION 52:  OPERATING EXPENSES REIMBURSEMENT

(a) Operating Expense reimbursements due by Lessee to Lessor are computed by multiplying Lessee's Proportionate Share (as hereafter defined) by Total Operating Expenses (as hereafter defined).

(b) The amount computed by multiplying Lessee's Proportionate Share by the amount by which Total Operating Expenses (as hereafter defined) for any calendar year is the amount due by Lessee and is hereby deemed to be Additional Rent under the law. The Lessor shall have the right to estimate in advance the amount due from Lessee for any calendar year and to charge Lessee therefor on a monthly basis. In such case, Lessee shall pay one-twelfth (1/12th) of such amount on the first day of each month during such year. Any overpayments or underpayment will be adjusted as set forth in this section. Lessor shall endeavor to provide Lessee with a written notice of the estimated Total Operating Expenses, as hereinafter defined. No delay by Lessor in delivering to Lessee any such notices shall affect Lessee's obligations hereunder, which shall be effective as of the date specified in any such notice. As soon as practicable after the end of each calendar year during the lease term, Lessor shall provide Lessee with a written statement of the actual Total Operating Expenses for that year. If actual Total Operating Expense should exceed the estimated Total Operating Expenses for such year, then Lessee shall pay to Lessor the additional amount due to Lessor within thirty (30) days.

(c) "Lessee's Proportionate Share" is defined as that percentage computed by dividing the Rentable Area of the Premises, as hereinafter defined, by the Rentable Area of the Building, as hereinafter defined. Lessee acknowledges that Lessee's Proportionate Share is subject to adjustment, as set forth in 52(e).

(d) "Rentable Area of the Premises" and "Rentable Area of the Building" are defined as those areas obtained by measuring the Premises and the Building in accordance with the method of measuring rentable office space specified in the American National Standards Institute Publication ANSIZ65.1-1980.

(e) The initial Rentable Area of the Premises, the Rentable Area of the Building, and Lessee's Proportionate are conclusively deemed to be as stated as 100% of the Building. From time to time, as Lessor deems necessary, Lessor's architect shall determine and certify in writing the actual Rentable Area of the Premises and the actual Rentable Area of the Building. Lessor shall provide Lessee with two copies of the architect's certificate. Lessee shall sign one of the copies, acknowledging the changes noted therein and shall return the signed certificate to Lessor. The determination of the architect as to such matters shall be conclusive, the Lease shall be adjusted accordingly.

(f) "Total Operating Expenses" are defined as those costs and expenses necessary to operate, manage and maintain the Building in a manner deemed reasonable and appropriate and for the best interest of the Lessees in the Building, including, but not limited to, the following:

        (i) Wages, salaries and fringe benefits of all employees engaged in the operation and maintenance of the Building; employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages and salaries; the cost of disability and hospitalization insurance and pension or retirement benefits for such employees;

        (ii) All Common Area supplies and materials used in the operation and maintenance of the Building;

        (iii) Common Area expenses including the cost of water, sewer, electricity, gas, telephone and other utilities used in operation of the Building and Koll Savi Business Center;

        (iv) Common Area expenses including the cost of trash removal, parking lot sweeping, window washing and landscape maintenance;

        (v) Common Area expenses including the cost of replacement of Building equipment and all maintenance service agreements on Building equipment, including alarm, security, energy management, mechanical, electrical, window cleaning and elevator equipment;

        (vi) Common Area expenses including the cost of repairs and general maintenance;

        (vi) Any capital improvements made or installed for purposes of saving labor or otherwise reducing applicable operating costs, not to exceed the aggregate estimated cost savings annualized on a straight line basis over the useful life of the capital improvements as determined by Lessor in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of capital item

        (vii) Cost of casualty and liability insurance applicable to the Building and Lessor's personal property used in connection therewith covering loss or damage of such property in the amount of its full replacement value; such insurance shall also provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (i.e., all risk), sprinkler leakage, earthquakes, plate glass damage, and other perils which Lessor deems necessary.

        (viii) Cost of all accounting and other professional fees incurred in connection with the operation of the Building;

        (ix) Reasonable depreciation on any equipment, machinery or other items used in the operation, maintenance and management of the building;

        (x) Any management fee, not in excess of current market rates for similar buildings in the area, payable to Lessor or to any other person or entity performing management services; and

        (xi) Common area costs associated with Koll Savi Business Center and allocable to the Building.

SECTION 53:  OPERATING EXPENSES EXCLUSIONS

        Notwithstanding any other provision of the Lease form to the contrary, the following expenses shall not be included by Lessor as Operating Expenses under the Lease:

        (a) Costs associated with the operation of the business of the entity that constitutes Lessor (as distinguished from the costs of operation of the Building), including without limitation, accounting and legal services, costs of defending any lawsuits with mortgages, costs of selling or financing any Interest of Lessor in the Building, costs of disputes between Lessor and any of its employees, disputes with Lessor and its Building management, and/or professional fees incurred by Lessor in disputes with other Lessees of the Building.

        (b) Costs incurred in connection with the original construction of the Building.

        (c) Costs of alterations off other Lessee's premises in the Building (however, the cost of routine maintenance and repairs shall be included).

        (d) Interest and principal payments of debt secured by Building.

        (e) Legal fees, space planner fees, Leasing commissions and advertising expenses incurred by Lessor in connection with the development or leasing of the Building.

        (f) Costs for which Lessor is actually reimbursed by its insurance carrier or any other Lessees insurance carrier.

        (g) The cost of extraordinary services provided to other Lessees in the Building incurred with respect to the installation of Lessee improvements made for new Lessees or incurred in renovating or otherwise improving, decorating or painting vacant space for existing Lessees of the Building.

        (h) Any political or charitable contributions made by Lessor.

        (i) Attorney fees, accountant fees, arbitration fees, and other fees or expenses incurred in connection with any audits conducted by any past or present Lessee or any existing or prospective leasing, lease renewal, lease termination, lease modification, or other negotiation or disputes with employees or contractors, present or prospective Lessees or other occupants of the building, or their assignees or sublessee's, or lenders or ground lessors.

        (j) Expenditures, including, without limitation, capital expenditures (except those made or installed for purposes of saving labor or otherwise reducing applicable operating costs, not to exceed the aggregate estimated cost savings annualized on a straight line basis over the useful life of the capital improvements as determined by Lessor in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of capital item) required by laws enacted before the commencement date.

        (k) Services provided and costs incurred and reimbursed to Lessor in connection with the operations of retail, "service retail" or restaurant operations in the Building.

        (l) Rent for space occupied as a Building Management Office to the extent such rent exceeds the fair market rental for such space or to the extent the space utilized therefor materially exceeds the average space so utilized by comparable buildings, to the extent such management office is used for other purposes, the rent and other charges associated with such office shall be prorated in an equitable manner.

        (m) Costs of acquisition or insurance of sculpture, murals, paintings or other objects of art.

        (n)    Any bad debts

SECTION 54:  PARKING

Pursuant to the provisions of Exhibit B-1 of the Lease, Lessee shall be provided free parking throughout the Lease term.

SECTION 55:  UTILITIES AND SERVICES

Lessee shall be financially responsible for electric, gas, water, telephone and other utilities and trash removal that may be required for the Premises. Payment shall be made directly to the service provider unless the utility or service is shared by two or more Lessee's, in which case Lessor will be responsible for payment of the bill and equitably prorating the cost between Lessees benefiting from the utility or service. The Lessor shall be solely responsible for determining the method and allocations of any shared Lessee expenses.

SECTION 56:  LESSORS ADDITIONAL OBLIGATIONS

The Lessor shall be responsible for the cost of replacing the roof, if required, during the term of the Lease.

SECTION 57:  LESSEES ADDITIONAL OBLIGATIONS

The Lessee shall maintain and repair the roof during the term of the Lease.

SECTION 58:  PROPERTY INSURANCE

Responsibility for insurance is defined as follows:



      Type                  Insuring Party    Payment Responsibility/Method
      ----                  --------------    -----------------------------
Building & Improvements         Lessor        Paid by Lessor, Pass through
                                              expense to Lessee

Alterations & Utility           Lessee        Paid by Lessee
Installations

Rental Value                    Lessor        Paid by Lessor, Pass through
                                              expense to Lessee

Adjacent Premises               Lessor        Paid by Lessor, Pass through
                                              expense to Lessee

Lessee Improvements             Lessee        Paid by Lessee

                                    EXHIBIT A

                                 SITE/FLOOR PLAN

                                   EXHIBIT "B"

                   ATTACHED TO AND MADE A PART OF OFFICE LEASE
                      RULES AND REGULATIONS OF THE BUILDING



               1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress. The halls, passages, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and Lessor shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Lessor, shall be prejudicial to the safety, character, reputation or interests of the Building and its Lessees, provided that nothing herein contained shall be construed to prevent such access by persons with whom Lessee normally deal in the ordinary course of their business, unless such persons are engaged in illegal activities. No Lessee and no employees of any Lessee shall go upon the roof of the Building without taking responsible precautions as to not damage the roof or roof membrane.

               2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Lessor. No hanging planters, television shall be attached to or suspended from ceilings without the prior written consent of Lessor. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any exterior window or door, without the prior written consent of Lessor. Except as otherwise specifically approved by Lessor, all electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent, of a quality, type, design and bulb color approved by Lessor.

               3. No sign, advertisement or notice shall be exhibited, painted or affixed by any Lessee as to be seen from the outside the Building without the prior written consent of Lessor. In the event of the violation of the foregoing by any Lessee, Lessor may remove same without any liability, and may charge the expense incurred in such removal to the Lessee violating this rule.

               4. The wash room partitions, mirrors, wash basins and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damage resulting from any misuse of the fixtures shall be borne by the Lessee who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

               5. No Lessee shall mark, paint, drill into, or in any way deface the exterior Building. No boring, cutting or stringing of wire or laying of linoleum or other similar floor coverings shall be permitted except with the prior written consent of Lessor and as Lessor may direct.

               6. No vehicles or animals shall be brought into or kept in or about any Lessee's premises. No Lessee shall cause or permit any unusual or objectionable odors to escape from its premises.

               7. No Lessee shall occupy or permit any portion of its premises to be occupied as an office for a public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber shop, manicure shop or employment agency. No Lessee shall engage or pay any employees on its premises except those actually working for such Lessee on its premises, nor advertise for laborers giving an address at its premises. No Lessee's premises shall be used for lodging or sleeping or for any immoral or illegal purposes.

               8. No Lessee shall make, or permit to be made, any unseemly or disturbing noises, sounds or vibrations, or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way.

               9. All materials and debris disposed of outside the Premises and Building shall be to the appropriate trash enclosure, dumpster or other location as required by applicable laws and regulations.

               10. No Lessee shall at any time bring or keep upon its premises any inflammable, combustible or explosive fluid, chemical or substance without properly maintaining each substance. No Lessee shall do or permit anything to be done in its premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Building or on the property kept therein, or obstruct or interfere with the rights of other Lessees, or in any way injure or annoy them, or conflict with the regulations of the fire department or the fire laws, or with any insurance policy upon the Building or any part thereof, or with any rules and ordinances established by the local health authority or other governmental authority.

               11. Lessee shall provide a copy of the key for any locks or bolts of any kind that are placed upon any of the doors or windows by Lessee. Each Lessee must, upon the termination of its tenancy, restore to Lessor all keys of stores, offices, and toilet rooms, whether furnished to or otherwise procured by Lessee, and in the event of the loss of any keys so furnished, such Lessee shall pay to the Lessor the cost of replacing the same or of changing the lock or locks opened by such lost key if Lessor shall deem it necessary to make such a change.

               12. Lessor reserves the right to prohibit or impose conditions upon the installation of heavy objects which might overload the Building floors.

               13. Lessor shall have the right to prohibit any advertising by any Lessee which, in Lessor's opinion, tends to impair the reputation of the Building or its desirability as an office building. Upon written notice from Lessor, any Lessee shall refrain from or discontinue such advertising.

               14. Any persons employed by any Lessee to do janitorial work, shall, while in the Building and outside of the Lessee's premises, be subject to and under the control and direction of Lessee and Lessee shall be responsible for all acts of such persons).

               15. All doors opening into public corridors or lobbies shall be kept closed, if required by local fire codes and regulations.

               16. Canvassing, soliciting and peddling in the Building, unless approved by Lessor, are prohibited and each Lessee shall cooperate to prevent the same.

               17. No air conditioning unit or other similar apparatus shall be installed by Lessee without the written consent of Lessor.

               18. All parking areas, pedestrian walkways, plazas and other public areas forming a part of the Building shall be under the sole and absolute control of Lessor with the exclusive right to regulate and control these areas. Lessee agrees to conform to the rules and regulations that may be established by Lessor for these areas from time to time. The Parking Rules and Regulations attached hereto as Exhibit "B-1" form a part hereof and are subject to change in accordance with Paragraph 30 hereof. Nothing contained in this rule #24 will allow Lessor to charge Lessee or any of Lessee's employees any parking fees nor allow Lessor to charge parking fees to any of Lessee's customers, vendors, associates, or anyone else who parks a vehicle in the parking lot for the purpose of transacting business with Lessee.

               19. Lessor shall have the right, only if required by a government agency to do so, exercisable without notice and without liability to Lessee, to change the name and street address of the Building of which the Premises are a part.

               20. Lessor shall have the right to control and operate the the public facilities, as well as facilities furnished for the common use of the Lessees, in such manner as it deems best for the benefit of the Lessees generally.

               21. The term "personal goods or services vendors" as used herein means persons who periodically enter the Building for the purpose of selling goods or services to a Lessee, other than goods or services which are used by the Lessee only for the purpose of conducting its business on the Premises. "Personal goods or services" include, but are not limited to, drinking water and other beverages, food, barbering services, and shoe shining services. Lessor reserves the right to prohibit personal goods and services vendors from access to the Building except upon such reasonable terms and conditions, including, but not limited to, the payment of a reasonable fee and provision for insurance coverage, as are related to the safety, care and cleanliness of the Building, the preservation of good order therein, and the relief of any financial or other burden on the Lessor occasioned by the presence of such vendors or the sale by them of personal goods or services to the Lessee or its employees. If necessary for the accomplishment of these purposes, Lessor may exclude a particular vendor entirely or limit the number of vendors who may be present at any one time in the Building.

               22. Lessor may at any time reasonably revoke, supplement or modify these Rules and Regulations, or any portion thereof, whenever in Lessor's sole opinion such changes are required for the care, cleanliness, safety or preservation of good order in the Building. Any such changes shall be effective five (5) days after delivery to Lessee of written notice thereof, except in the event of emergency, in which event they shall be effective immediately upon notice to Lessee.

               23. Lessee shall not place, install or operate on the Premises or in any part of the Building, any engine, or machinery, or conduct mechanical operations, except equipment that is normally used in Tenant's light manufacturing operations, thereon or therein, or place or use in or about the Premises any explosives, gasoline, kerosene, oil, acids, caustics, or any other inflammable, explosive, or hazardous material without the prior written consent of Lessor.

               24. Lessor will not be responsible for any lost or stolen personal property, equipment, money, or jewelry from the Premises or from public rooms, regardless of whether such loss occurs when the area is locked against entry.

               25. No birds or animals shall be brought onto the Project, and no vehicles shall be brought into or kept in the Building.

               26. No draperies, shutters, or window coverings visible from the outside of the Building shall be installed on exterior windows or on windows or doors facing public corridors without Lessor's prior written approval.

               27. Employees of Lessee shall contract to render free or paid services to any Lessee or any Lessee's agents, employees, or invitees; if any of Lessor's employees perform any such services, such employees shall be deemed the agent of the Lessee for whom the services are being performed, regardless of whether or how payment is arranged for services, and Lessor is expressly relieved from any and all liability for any injury to persons or damage to property (or any other damages) in connection with any such services.

                                  EXHIBIT "B-1"

                          PARKING RULES AND REGULATIONS


        So long as the Lease to which this Exhibit "B-1" is attached remains in effect, and so long as the parking rules and regulations adopted by Lessor are not violated, Lessee or persons designated by Lessee shall be entitled on a non-exclusive basis to use parking spaces in the Project parking structure (if any) and on surface parking. Lessor expressly reserves the right to redesignate parking areas and to modify the parking facilities for other uses or to any extent, so long as Tenant's ability to park employee, visitor, guests and vendors vehicles are not hampered and so long as Tenant's deliveries are not hampered.

        A condition of any parking shall be compliance by the parker with parking facilities rules and regulations, and amendments thereto, including any sticker or other identification system established by Lessor's parking operator. The following Parking Rules and Regulations are in effect until notice is given to Lessee of any change. Lessor reserves the right to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems necessary for the operation of the parking facilities. Lessor may refuse to permit any person who violates the within rules to park in the parking facilities, and any violation hereof shall subject the car to removal at the owner's cost. In either of said events the sticker of any other form of identification supplied by Lessor shall be returned to Lessor.

        1. Hours for the parking facility shall be those allowable by the applicable government codes or regulations.

        2. Cars must be parked entirely within the stall lines painted on the floor.

        3. All directional signs and arrows must be observed.

        4. The speed limit shall be 5 miles per hour.

        5. Parking is prohibited:

               (a) in areas not striped for parking
               (b) in aisles
               (c) where "no parking" signs are posted
               (d) on ramps
               (e) in cross hatched areas
               (f) in such other areas as may be designated by Lessor's parking operator.

        6. Parking facilities managers or attendants are not authorized to make or allow any exception to these Parking Rules and Regulations.

        7. Every parker is required to park and lock his own car. All responsibility for damage to cars or persons is assumed by the parker and Lessor and/or its agent shall have no liability whatsoever in connection therewith.

        8. Washing, waxing, cleaning or servicing of any vehicle by the Lessee and/or his agents is prohibited, without prior written consent from Lessor.

        9. Lessor and the parking facilities management reserves the right to refuse use of the parking facilities, to any Lessee or person and/or his agents or representatives who fail or refuse to comply with the above Parking Rules and Regulations and with all unposted City, State or Federal legal requirements, ordinances, laws or agreements.

        10. Lessee shall acquaint all persons to whom Lessee assigns parking spaces with these Parking Rules and Regulations.

                                   EXHIBIT "C"

                           LESSEE ESTOPPEL CERTIFICATE


The undersigned, KOLL YORBA LINDA ASSOCIATES, a California General ("Lessor") with a mailing address c/o CHARLES DUNN REAL ESTATE SERVICES, INC., 18101 VON KARMAN AVENUE, SUITE 100, IRVINE, CALIFORNIA 92612 and STERI-OSS INC., a California Corporation ("Lessee"), hereby certify to ______________, a _______________, as follows:

1. Attached hereto is a true, correct and complete copy of that certain lease dated __________________, 1997, between Lessor and Lessee (the "Lease"), which demises premises located _______________________ (the "Premises").

        The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Paragraph 4 below.

2.      The Term of the Lease commenced on _______________, 1998.

3.      The Term of the Lease shall expire on _______________, 19__.

4.      The Lease has: (initial one)

        [X] not been amended, modified, supplemented, extended, renewed or assigned.

        [ ] been amended, modified, supplemented, extended, renewed or assigned by the following described agreements, copies of which are attached hereto: ______________________________________________________
        _______________________________________________________________________.

5.      Lessee has accepted and is now in possession of the Premises.

6. Lessee and Lessor acknowledge that the Lease will be assigned to ______________ and that no modification, adjustment, revision or cancellation of the Lease or amendments thereto shall be effective unless written consent of _______________ is obtained, and that until further notice, payments under the Lease may continue as heretofore.

7.      The amount of fixed monthly rent is $___________.

8. The amount of security despotism (if any) is $________. No other security deposits have been made.

9. Lessee is paying the full lease rental which has been paid in full as of the date hereof. No rent or other charges under the Lease have been paid for more than thirty (30) days in advance of its due date.



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


10. All work required to be performed by Lessor under the Lease has been completed.

11. There are no defaults on the part of the Lessor or Lessee under the Lease.

12. Lessee has no defense as to its obligations under the Lease and claims no set-off or counterclaim against Lessor.

13. Lessee has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies except as provided in the Lease. All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

The foregoing certification is made with the knowledge that __________________ is about to fund a loan to Lessor or __________________________ is about to purchase the Project (or part thereof) from Lessor and that _____________________ is relying upon the representations herein made in funding such loan or in purchasing the Project (or part thereof).

IN WITNESS THEREOF, this certificate has been duly executed and delivered by the authorized officers of the undersigned as of ____________________, 19__.

                                    LESSEE:

                                    STERI-OSS INC., A CALIFORNIA CORPORATION


                                    By:____________________________________

                                    Print Name:____________________________

                                    Its:___________________________________


                                    By:____________________________________

                                    Print Name:____________________________

                                    Its:___________________________________




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